Exhibit 99.1

Silver Spring Networks Reports First Quarter 2013 Financial Results

Q1 Non-GAAP Revenue Growth of 24%

16.5 Million Cumulative Network Endpoints Delivered to Date

Redwood City, CA – May 1, 2013. Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary unaudited financial results for its first quarter ended March 31, 2013.

Non-GAAP revenue (billings) for the first quarter was $73.8 million, up 24% year-over-year, driven by growth in product and service revenue. GAAP revenue was $53.7 million as compared to $55.5 million a year ago.

Non-GAAP gross profit margins were 29.2%, down as expected when compared to 38.4% a year ago, due to changes in non-GAAP revenue mix. GAAP gross profit margins were 18.9% as compared to 18.2% a year ago.

Non-GAAP net loss was $8.4 million as compared with a non-GAAP net loss of $5.3 million a year ago. GAAP net loss was $64.4 million as compared with a GAAP net loss of $18.4 million a year ago. GAAP net loss includes non-cash charges of $42.1 million in connection with Silver Spring’s initial public offering. In addition, Silver Spring recorded a non-cash deemed dividend of $105.0 million related to anti-dilution provisions of certain shares of preferred stock that were triggered by the initial public offering.

Silver Spring ended the quarter with cash of $142.4 million.

“We had a good first quarter with 24% growth and we signed some terrific new customers,” said Scott Lang, Chairman, President, and Chief Executive Officer. “We are seeing strong global market interest for our leading networking platform, solutions and services as utilities look to modernize their power grid with technology. We are committed to extending our technology leadership and delivering significant benefits for our customers.”

Business Highlights (through May 1, 2013)

•	16.5 million cumulative network endpoints delivered from inception through March 31, 2013 – up 27% from a year ago.

•	Dominion Virginia Power contract extension to network homes and businesses in Virginia.

•	Masers Energy project to bring smart grid and smart city benefits to Malaysia.

•	SP PowerAssets (Singapore Power) agreement for an advanced metering project in Singapore.

•	CPS Energy, the largest municipal utility in the United States, contract for networking platform, advanced metering and distribution automation solutions.

•	Extending networking platform and solutions for the unique needs of municipal and cooperative utilities.

•	Priced initial public offering on March 12, 2013 and closed the offering on March 18, 2013, raising $86.2 million, net of commissions.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the first quarter ended March 31, 2013 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 888-218-8059 (U.S.) or 913-312-0390 (International), access code 4825924 or via webcast at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with 16.5 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue (billings), cost of non-GAAP revenue (billings), non-GAAP gross profit (loss), non-GAAP operating loss, non-GAAP net loss, non-GAAP earnings (loss) per share, and adjusted EBITDA, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. These non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), operating loss, net loss, loss per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue (billings) represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Cost of non-GAAP revenue (billings) represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue.

Non-GAAP operating loss represents operating loss adjusted for non-GAAP revenue (billings) and cost of non-GAAP revenue (billings) and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net loss represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net loss adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business, future growth and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; dependence on a limited number of key suppliers and customers; competition, particularly from larger companies with more resources than Silver Spring; risks related to retention of management; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of May 1, 2013. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring. While Silver Spring believes these estimates are meaningful, they could differ from the actual amounts that Silver Spring ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013. Silver Spring assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended March 31, 2013.

For additional information, please contact:

Tricia Gugler

Investor Relations

650-839-4504

tgugler@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Revenue:
Product revenue	$41,720	$47,940
Service revenue	11,983	7,514

Net revenue	53,703	55,454
Cost of revenue:
Product cost of revenue	25,743	33,380
Service cost of revenue	17,826	12,007

Total cost of revenue	43,569	45,387
Gross profit	10,134	10,067
Operating expenses:
Research and development	25,119	15,970
Sales and marketing	10,453	8,291
General and administrative	14,136	7,505

Total operating expenses	49,708	31,766
Operating loss	(39,574)	(21,699)
Other income (expense)
Interest expense	(1,052)	(924)
Conversion of promissory notes and remeasurement of warrants and derivatives	(23,676)	4,249

Other income (expense), net	(24,728)	3,325
Loss before provision for income taxes	(64,302)	(18,374)
Provision for income taxes	64	58

Net loss	(64,366)	(18,432)
Deemed dividend to convertible preferred stockholders	(105,000)	—

Net loss attributable to common stockholders	$(169,366)	$(18,432)
Net loss per share
Basic & diluted net loss per share attributable to common stockholders	$(16.18)	$(5.06)
Weighted average number of shares used in computation
Basic & diluted	10,469	3,641

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net loss and loss per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net loss and non-GAAP loss per share.

	Three Months Ended March 31,
	2013	2012
Net loss	$(64,366)	$(18,432)
Change in deferred revenue, net of foreign currency translation	20,068	4,049
Change in deferred cost of revenue, net of foreign currency translation	(15,423)	7,894
Amortization of intangibles in cost of revenue	48	48
Conversion of promissory notes and remeasurement of warrants and derivatives	23,676	(4,249)
Convertible notes accretion / interest	935	706
Stock-based compensation	26,668	4,717
Non-GAAP net income (loss)	$(8,394)	$(5,267)
Non-GAAP loss per share
Basic & diluted	$(0.80)	$(1.45)
Weighted average number of shares used in computation
Basic & diluted	10,469	3,641

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par values)

	March 31, 2013	December 31, 2012 (a)
ASSETS
Current assets:
Cash and cash equivalents	$ 142,354	$ 72,646
Accounts receivable	49,989	56,528
Inventory	12,295	7,731
Deferred cost of revenue	73,699	45,298
Prepaid expenses and other current assets	4,560	3,456

Total current assets	282,897	185,659
Property and equipment, net	12,368	12,701
Deferred cost of revenue, non-current	186,873	199,865
Deferred tax assets, non-current	8,273	8,265
Other long-term assets	3,894	11,254

TOTAL ASSETS	$ 494,305	$ 417,744

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$ 26,548	$ 28,104
Accrued liabilities	17,782	14,831
Deferred revenue	169,105	89,838
Current portion of capital lease obligations	1,475	1,647
Deferred tax liability	7,897	7,897

Total current liabilities	222,807	142,317
Deferred revenue, non-current	359,071	418,218
Preferred stock warrant liability	—	11,261
Convertible promissory notes and embedded derivatives	—	56,319
Other liabilities	16,426	18,412
Convertible preferred stock:
$0.001 par value; no shares authorized, issued and outstanding, and aggregate liquidation preference of $0 as of March 31, 2013; 26,072 shares authorized, 22,366 shares issued and outstanding, and aggregate liquidation preference of $381,338 as of December 31, 2012	—	270,725
Stockholders’ equity (deficit):
Preferred stock, $0.001 par value, 10,000 shares authorized and no shares issued or outstanding as of March 31, 2013; no shares authorized, issued or outstanding, as of December 31, 2012	—	—
Common stock, $0.001 par value; 1,000,000 shares authorized, 46,551 shares issued and outstanding as of March 31, 2013; 80,000 shares authorized and 3,764 shares issued and outstanding as of December 31, 2012	46	4
Additional paid-in capital	510,864	51,078
Accumulated other comprehensive income	(89)	(136)
Accumulated deficit	(614,820)	(550,454)

Total stockholders’ deficit	(103,999)	(499,508)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$ 494,305	$ 417,744

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended March 31,
	2013	2012
OPERATING ACTIVITIES
Net loss	$(64,366)	$(18,432)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,677	1,787
Stock-based compensation	26,668	4,717
Conversion of promissory notes and remeasurement of warrants and derivatives	23,676	(4,249)
Other non-cash adjustments	980	395
Changes in assets and liabilities:
Accounts receivable	6,539	817
Inventory	(4,564)	(821)
Prepaid expenses and other current assets	(1,121)	155
Deferred cost of revenue	(15,410)	7,894
Other assets	2,322	(644)
Accounts payable	(1,637)	(3,262)
Accrued liabilities	(1,887)	(665)
Customer deposits	(241)	(5,891)
Deferred revenue	20,121	4,049
Other liabilities	(1,670)	806

Net cash used in operating activities	(8,913)	(13,344)

INVESTING ACTIVITIES
Decrease in restricted cash	—	140
Purchases of property and equipment	(1,323)	(1,398)

Net cash used in investing activities	(1,323)	(1,258)

FINANCING ACTIVITIES
Payment upon termination of preferred stock warrants of a related party	(12,000)	—
Proceeds from initial public offering, net of offering costs	86,238	—
Proceeds from private placement of common stock with a related party	12,000	—
Payments on capital lease obligations	(453)	(258)
Proceeds from sale-leaseback transaction	—	716
Proceeds from issuance of convertible notes, net of paid issuance costs	—	28,993
Proceeds from issuance of common stock, net of repurchases	14	295
Taxes paid related to net share settlement of equity awards	(5,855)	—

Net cash provided by financing activities	79,944	29,746

Net increase in cash and cash equivalents	69,708	15,144
Cash and cash equivalents - beginning of period	72,646	71,687

Cash and cash equivalents - end of period	$142,354	$86,831

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

TYPE	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	YoY% Change
GAAP net revenue
Product net revenue	$ 47,940	$ 43,958	$ 30,394	$ 40,332	$ 41,720	-13%
Service net revenue
Managed services and SaaS	3,392	3,992	4,756	4,018	4,559	34%
Professional	4,122	3,634	4,478	5,721	7,424	80%

Total service net revenue	$7,514	$ 7,626	$ 9,234	$ 9,739	$ 11,983	59%

Total GAAP net revenue	$55,454	$ 51,584	$ 39,628	$ 50,071	$ 53,703	-3%

% Product	86%	85%	77%	81%	78%
% Service	14%	15%	23%	19%	22%
Change in deferred net revenue
Change in deferred product revenue	$ (2,518)	$ 13,710	$ 37,545	$ 25,793	$ 14,702
Change in deferred service revenue
Managed services and SaaS	3,416	4,329	3,555	6,441	3,825
Professional	3,151	4,410	4,493	3,271	1,541

Total change in deferred service revenue	6,567	8,739	8,048	9,712	5,366

Total change in deferred revenue	$ 4,049	$ 22,449	$ 45,593	$ 35,505	$ 20,068
Non-GAAP revenue
Product net revenue	$ 45,422	$ 57,668	$ 67,939	$ 66,125	$ 56,422	24%
Service net revenue
Managed services and SaaS	6,808	8,321	8,311	10,459	8,384	23%
Professional	7,273	8,044	8,971	8,992	8,965	23%

Total service net revenue	$ 14,081	$ 16,365	$ 17,282	$ 19,451	$ 17,349	23%

Total non-GAAP net revenue	$ 59,503	$ 74,033	$ 85,221	$ 85,576	$ 73,771	24%

% Product	76%	78%	80%	77%	76%
% Service	24%	22%	20%	23%	24%
SOLUTION
GAAP net revenue
Advanced metering infrastructure	$ 50,162	$ 45,303	$ 34,086	$ 46,250	$ 45,149	-10%
Distribution automation and demand side management	5,292	6,281	5,542	3,821	8,554	62%

Total GAAP net revenue	$ 55,454	$ 51,584	$ 39,628	$ 50,071	$ 53,703	-3%

% Advanced metering infrastructure	90%	88%	86%	92%	84%
% Distribution automation and demand side management	10%	12%	14%	8%	16%
Change in deferred net revenue
Advanced metering infrastructure	$ 3,116	$ 22,238	$ 44,880	$ 32,208	$ 23,219
Distribution automation and demand side management	933	211	713	3,297	(3,151)

Total change in deferred net revenue	$ 4,049	$ 22,449	$ 45,593	$ 35,505	$ 20,068
Non-GAAP net revenue
Advanced metering infrastructure	$ 53,278	$ 67,541	$ 78,966	$ 78,458	$ 68,368	28%
Distribution automation and demand side management	6,225	6,492	6,255	7,118	5,403	-13%

Total Non-GAAP net revenue	$ 59,503	$ 74,033	$ 85,221	$ 85,576	$ 73,771	24%

% Advanced metering infrastructure	90%	91%	93%	92%	93%
% Distribution automation and demand side management	10%	9%	7%	8%	7%
GEOGRAPHY
GAAP net revenue
United States	$ 52,954	$ 47,415	$ 35,110	$ 46,421	$ 50,747	-4%
International	2,500	4,169	4,518	3,650	2,956	18%

Total GAAP net revenue	$ 55,454	$ 51,584	$ 39,628	$ 50,071	$ 53,703	-3%

% United States	95%	92%	89%	93%	94%
% International	5%	8%	11%	7%	6%
Change in deferred net revenue
United States	$ (1,774)	$ 16,183	$ 38,325	$ 21,927	$ 8,839
International	5,823	6,266	7,268	13,578	11,229

Total change in deferred net revenue	$ 4,049	$ 22,449	$ 45,593	$ 35,505	$ 20,068
Non-GAAP net revenue
United States	$ 51,180	$ 63,598	$ 73,435	$ 68,348	$ 59,586	16%
International	8,323	10,435	11,786	17,228	14,185	70%

Total non-GAAP net revenue	$ 59,503	$ 74,033	$ 85,221	$ 85,576	$ 73,771	24%

% United States	86%	86%	86%	80%	81%
% International	14%	14%	14%	20%	19%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	YoY% Change
CASH FLOW DATA
Operating cash flow	$ (13,344)	$ (14,737)	$ (10,199)	$ 14,002	$ (8,913)	33%
Operating cash flow - TTM	(26,893)	(34,008)	(43,330)	(24,278)	(19,847)	26%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$ 86,831	$ 71,176	$ 59,624	$ 72,646	$ 142,354	64%
Deferred net revenue
End of quarter	404,509	426,958	472,551	508,056	528,176
Less: Beginning of quarter	(400,460)	(404,509)	(426,958)	(472,551)	(508,056)
Foreign currency translation adjustment	—	—	—	—	(52)

Change in deferred net revenue, net of foreign currency translation	$ 4,049	$ 22,449	$ 45,593	$ 35,505	$ 20,068

Deferred cost of revenue
End of quarter	198,409	203,312	227,170	245,163	260,572
Less: Beginning of quarter	(206,303)	(198,409)	(203,312)	(227,170)	(245,163)
Foreign currency translation adjustment	—	—	—	—	14

Change in deferred cost of revenue, net of foreign currency translation	$ (7,894)	$ 4,903	$ 23,858	$ 17,993	$ 15,423
STOCK-BASED COMPENSATION
Cost of goods sold	$ 832	$ 640	$ 521	$ 560	$ 6,724	708%
Research and development	1,318	1,101	876	934	9,544	624%
Sales and marketing	915	725	632	550	3,346	266%
General and administrative	1,652	1,423	1,188	1,225	7,054	327%

Total	$ 4,717	$ 3,889	$ 3,217	$ 3,269	$ 26,668	465%

EMPLOYEES	572	573	570	566	572	0%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	12,988	13,981	14,967	15,781	16,507	27%

*Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	YOY % Change

QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$55,454	$51,584	$39,628	$50,071	$53,703	-3%
Change in deferred revenue, net of foreign currency translation	4,049	22,449	45,593	35,505	20,068

Non-GAAP net revenue	$59,503	$74,033	$85,221	$85,576	$73,771	24%

Gross profit
GAAP gross profit	$10,067	$6,670	$4,434	$10,548	$10,134	1%
Change in deferred revenue, net of foreign currency translation	4,049	22,449	45,593	35,505	20,068
Change in deferred cost of revenue, net of foreign currency translation	7,894	(4,903)	(23,858)	(17,993)	(15,423)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	832	640	521	560	6,724

Non-GAAP gross profit	$22,890	$24,904	$26,738	$28,668	$21,551	-6%

GAAP gross margin % (as a % of GAAP net revenue)	18%	13%	11%	21%	19%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	38%	34%	31%	34%	29%
Operating loss
GAAP operating loss	$(21,699)	$(22,291)	$(24,467)	$(20,187)	$(39,574)	-82%
Change in deferred revenue, net of foreign currency translation	4,049	22,449	45,593	35,505	20,068
Change in deferred cost of revenue, net of foreign currency translation	7,894	(4,903)	(23,858)	(17,993)	(15,423)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	4,717	3,889	3,217	3,269	26,668

Non-GAAP operating income (loss)	$(4,991)	$(808)	$533	$642	$(8,213)	-65%

GAAP operating margin % (as a % of GAAP revenue)	-39%	-43%	-62%	-40%	-74%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	-8%	-1%	1%	1%	-11%
Adjusted EBITDA
GAAP net loss	$(18,432)	$(23,407)	$(26,868)	$(21,010)	$(64,366)	-249%
Change in deferred revenue, net of foreign currency translation	4,049	22,449	45,593	35,505	20,068
Change in deferred cost of revenue, net of foreign currency translation	7,894	(4,903)	(23,858)	(17,993)	(15,423)
Other (income) expense, net	(3,325)	1,078	2,028	902	24,728
Provision for income taxes	58	38	373	(79)	64
Depreciation and amortization	1,787	1,857	1,815	1,796	1,677
Stock-based compensation	4,717	3,889	3,217	3,269	26,668

Adjusted EBITDA	$(3,252)	$1,001	$2,300	$2,390	$(6,584)	-102%

Net loss
GAAP net loss	$(18,432)	$(23,407)	$(26,868)	$(21,010)	$(64,366)	-249%
Change in deferred revenue, net of foreign currency translation	4,049	22,449	45,593	35,505	20,068
Change in deferred cost of revenue, net of foreign currency translation	7,894	(4,903)	(23,858)	(17,993)	(15,423)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Convertible notes accretion / interest	706	1,012	1,069	1,081	935
Conversion of promissory notes and remeasurement of warrants and derivatives	(4,249)	(151)	830	(308)	23,676
Stock-based compensation	4,717	3,889	3,217	3,269	26,668

Non-GAAP net income (loss)	$(5,267)	$(1,063)	$31	$592	$(8,394)	-59%

GAAP net margin % (as a % of GAAP revenue)	-33%	-45%	-68%	-42%	-120%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	-9%	-1%	0%	1%	-11%
Diluted income (loss) per share
GAAP loss per share*	$(5.06)	$(6.38)	$(7.30)	$(5.65)	$(16.18)
Non-GAAP income (loss) per share	$(1.45)	$(0.29)	$0.01	$0.16	$(0.80)
* GAAP loss per share is based on net loss attributable to common stockholders
Weighted average number of shares used in computation
Basic & Diluted	3,641	3,669	3,682	3,720	10,469